Exhibit 10.1

MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

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TABLE OF CONTENTS

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MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

PREFACE

This Plan is divided into two separate equity programs: (1) the option grant program set forth in Section 5 under which Eligible Persons (as defined in Section 3) may, at the discretion of the Administrator, be granted Options, and (2) the share award program set forth in Section 6 under which Eligible Persons may, at the discretion of the Administrator, be awarded restricted or unrestricted Ordinary Shares. Section 2 of this Plan contains the general rules regarding the administration of this Plan. Section 3 sets forth the requirements for eligibility to receive an Award grant under this Plan. Section 4 describes the authorized shares of the Company that may be subject to Awards granted under this Plan. Section 7 contains other provisions applicable to all Awards granted under this Plan. Section 8 provides definitions for certain capitalized terms used in this Plan and not otherwise defined herein.

1.	PURPOSE OF THE PLAN.

The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by providing a means through which the Company may grant equity-based incentives to attract, motivate, retain and reward certain officers, employees, directors and other eligible persons and to further link the interests of Award recipients with those of the Company’s shareholders generally.

2.	ADMINISTRATION.

2.1	Administrator. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by the Companies Law (2004 Revision) of the Cayman Islands and any other applicable law, to one or more officers of the Company, its powers under this Plan (a) to designate the officers and employees of the Company and its Affiliates who will receive grants of Awards under this Plan and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Memorandum and Articles of Association of the Company (as amended) or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

2.2	Plan Awards; Interpretation; Powers of Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things it deems necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(b)	grant Awards to Eligible Persons, determine the price and number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest (which may include, without limitation, performance and/or time-based schedules) or determine that no delayed exercisability or vesting is required, establish any applicable performance targets and establish the events of termination or reversion of such Awards;

(c)	approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

(d)	construe and interpret this Plan and any Award Agreement or other agreements defining the rights and obligations of the Company, its Affiliates and Participants under this Plan, make factual determinations with respect to the administration of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards;

(e)	cancel, modify or waive the Company’s rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding Awards, subject to any required consent under Section 7.7.4;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all outstanding Awards (within the maximum ten-year term of Awards under Sections 5.4.2 and 6.5) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature);

(g)	determine Fair Market Value for purposes of this Plan and Awards;

(h)	determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan;

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7.3 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7.3; and

(j)	implement any procedures or steps or additional or different requirements as may be necessary to comply with any relevant laws of the People’s Republic of China (the “PRC”) that may be applicable to this Plan, any Award pursuant to this Plan or any related documents, including but not limited to foreign exchange laws, tax laws and securities law of the PRC.

2.3	Binding Determinations. Any action taken by, or inaction of, the Company, any Affiliate, the Board or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in com1ection with this Plan (or any Award), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

2.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company or any of its Affiliates shall be liable for any such action or detem1ination taken or made or omitted in good faith.

2.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Affiliates or to third parties.

3.	ELIGIBILITY.

Awards may be granted under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” means any person who qualifies as one of the following at the time of grant of the respective Award:

(a)	an officer (whether or not a director) or employee of the Company or any of its Affiliates;

(b)	any member of the Board; or

(c)	any director of one of the Company’s Affiliates, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Affiliates, as applicable, in a capital raising transaction or as a market maker or promoter of that entity’s securities) to the Company or one of its Affiliates.

An advisor or consultant may be selected as an Eligible Person pursuant to clause (c) above only if such person’s participation in this Plan would not adversely affect (1) the Company’s eligibility to rely on an exemption from registration under the Securities Act for the offering of shares issuable under this Plan by the Company, such as under Rule 701, or (2) the Company’s compliance with any other applicable laws.

An Eligible Person may, but need not, be granted one or more Awards pursuant to Section 5 and/or one or more Awards pursuant to Section 6. An Eligible Person who has been granted an Award under this Plan may, if otherwise eligible, be granted additional Awards under this Plan if the Administrator so determines. However, a person’s status as an Eligible Person is not a commitment that any Award will be granted to that person under this Plan. Furthermore, an Eligible Person who has been granted an Award under Section 5 is not necessarily entitled to an Award under Section 6, or vice versa, unless otherwise expressly determined by the Administrator.

Each Award granted under this Plan must be approved by the Administrator at or prior to the grant of the Award.

4.	SHARES SUBJECT TO THE PLAN.

4.1	Shares Available. Subject to the provisions of Section 7.3.1, the shares that may be delivered under this Plan will be the Company’s authorized but unissued Ordinary Shares. The Ordinary Shares issued and delivered may be issued and delivered for any lawful consideration.

4.2	Share Limits. Subject to the provisions of Section 7.3.1 and further subject to the share counting rules of Section 4.3, the maximum number of Ordinary Shares that may be delivered pursuant to Awards granted under this Plan will not exceed Eleven Million Six Hundred Forty Thousand (11,640,000) shares (the “Share Limit”) in the aggregate.* As required under U.S. Treasury Regulation Section 1.422-2(b)(3)(i), in no event will the number of Ordinary Shares that may be delivered pursuant to Incentive Stock Options granted under this Plan exceed the Share Limit.

4.3	Replenishment and Reissue of Unvested Awards. To the extent that an Award is settled in cash or a form other than Ordinary Shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. No Award may

*	Award grants (including the number of shares subject to Awards granted) must be structured to satisfy the requirements of Rule 701 promulgated under the Securities Act and applicable “blue sky” laws.

be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of Ordinary Shares issuable at any time pursuant to such Award, plus (b) the number of Ordinary Shares that have previously been issued pursuant to Awards granted under this Plan, plus (c) the maximum number of Ordinary Shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Notwithstanding the foregoing, Ordinary Shares that are subject to or underlie Options granted under this Plan that expire or for any reason are canceled or terminated without having been exercised (or Ordinary Shares subject to or underlying the unexercised portion of such Options in the case of Options that were partially exercised), as well as Ordinary Shares that are subject to Share Awards made under this Plan that are forfeited to the Company or otherwise repurchased by the Company prior to the vesting of such shares for a price not greater than the original purchase or issue price of such shares (as adjusted pursuant to Section 7.3.1) will again, except to the extent prohibited by law or applicable listing or regulatory requirements (and subject to any applicable limitations of the Code in the case of Awards intended to be Incentive Stock Options), be available for subsequent Award grants under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Affiliates to satisfy the tax withholding obligations related to any Award, shall be available for subsequent awards under this Plan.

4.4	Reservation of Shares. The Company shall at all times reserve a number of Ordinary Shares sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan.

5.	OPTION GRANT PROGRAM.

5.1	Option Grants in General. Each Option shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing an Option shall contain the terms established by the Administrator for that Option, as well as any other terms, provisions or restrictions that the Administrator may impose on the Option or any Ordinary Shares subject to the Option; in each case subject to the applicable provisions and limitations of this Section 5 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of an Option promptly execute and return to the Company his or her Award Agreement evidencing the Option. In addition, the Administrator may require that the spouse of any married recipient of an Option also promptly execute and return to the Company the Award Agreement evidencing the Option granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Option.

5.2	Types of Options. The Administrator will designate each Option granted under this Plan to a U.S. resident as either an Incentive Stock Option or a Nonqualified Option, and such designation shall be set forth in the applicable Award Agreement. Any Option granted under this Plan to a U.S. resident that is not expressly designated in the applicable Award Agreement as an Incentive Stock Option will be deemed to be designated a Nonqualified Option under this Plan and not an “incentive stock option” within the meaning of Section 422 of the Code. Incentive Stock Options shall be subject to the provisions of Section 5.5 in addition to the provisions of this Plan applicable to Options generally. The Administrator may, in its discretion, designate any Option as an Early Exercise Option pursuant to Section 5.9. Notwithstanding the above provision of this Section 5.2, the Administrator may designate any Option granted under this Plan to a non-U.S. resident in accordance with the rules and regulations applicable to options in the jurisdiction in which such person is a resident. The Administrator may, in its discretion, designate any Option as an Early Exercise Option pursuant to Section 5.9.

5.3	Option Price.

5.3.1	Pricing Limits. Subject to the following provisions of this Section 5.3.1, the Administrator will determine the purchase price per share of the Ordinary Shares covered by each Option (the “exercise price” of the Option) at the time of the grant of the Option, which exercise price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:

(a)	the par value of the Ordinary Shares;

(b)	in the case of an Incentive Stock Option and subject to clause (c) below, or as otherwise required by applicable law, 100% of the Fair Market Value of the Ordinary Shares on the date of grant; or

(c)	in the case of an Incentive Stock Option granted to a Participant described in Section 5.6, 110% of the Fair Market Value of the Ordinary Shares on the date of grant.

5.3.2	Payment Provisions. The Company will not be obligated to deliver certificates for the Ordinary Shares to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 7.6 have been satisfied and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any Ordinary Shares purchased on exercise of an Option must be paid in full at the time of each purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company or electronic funds transfer;

(b)	notice and third party payment in such manner as may be authorized by the Administrator;

(c)	the delivery of previously owned Ordinary Shares;

(d)	by a reduction in the number of Ordinary Shares otherwise deliverable pursuant to the Award;

(e)	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise;” or

(f)	if authorized by the Administrator or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 5.3.3.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable law. In the event that the Administrator allows a Participant to exercise an Award by delivering Ordinary Shares previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of an option or otherwise) must have been owned by the Participant for at least six months as of the date of delivery or such other period, if any, as the Administrator prescribes based on accounting or other applicable rules then in effect. Ordinary Shares used to satisfy the exercise price of an Option (whether previously-owned shares or shares otherwise deliverable pursuant to the terms of the Option) shall be valued at their Fair Market Value on the date of exercise. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Company. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to Participants resident in the People’s Republic of China (the “PRC”) not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations and any other applicable PRC laws and regulations.

5.3.3	Acceptance of Notes to Finance Exercise. The Company may, with the Administrator’s approval in each specific case, accept one or more promissory notes from any Eligible Person in connection with the exercise of any Option; provided that any such note shall be subject to the following terms and conditions:

(a)	The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise, purchase or acquisition of one or more Awards under this Plan and the note shall be delivered directly to the Company in consideration of such exercise, purchase or acquisition.

(b)	The initial term of the note shall be determined by the Administrator; provided that the term of the note, including extensions, shall not exceed a period of five years.

(c)	The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Administrator, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

(d)	If the employment or services of the Participant by or to the Company and its Affiliates terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of the shares acquired on exercise of the Option would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Company by the Participant subsequent to such termination.

(e)	If required by the Administrator or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

The terms, repayment provisions and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board of the United States and any applicable law, as then in effect.

5.4	Vesting; Term; Exercise Procedure.

5.4.1

Vesting. Except as provided in Section 5.9, an Option may be exercised only to the extent that it is vested and exercisable. The Administrator will determine the vesting and/or exercisability provisions of each Option (which may be based on performance criteria, passage of time or other factors or any combination thereof), which provisions will be set forth in the applicable Award Agreement. Unless the Administrator otherwise expressly provides, once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option. To the extent required to satisfy applicable securities laws and subject to Section 5.7, no Option (except an Option granted to an officer, director, or consultant of the Company or any of its Affiliates) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the Option is granted.

5.4.2	Term. Each Option shall expire not more than ten (10) years after its date of grant. Each Option will be subject to earlier termination as provided in or pursuant to Sections 5.7 and 7.3. Any payment of cash or delivery of shares in payment of or pursuant to an Option may be delayed until a future date if specifically authorized by the Administrator in writing and by the Participant.

5.4.3	Exercise Procedure. Any exercisable Option will be deemed to be exercised when the Company receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Administrator), together with any required payment made in accordance with Section 5.3 and Section 7.6 and any written statement required pursuant to Section 7.5.1.

5.4.4	Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than one hundred (100) shares (subject to adjustment pursuant to Section 7.3.1) may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

5.5	Limitations on Grant and Terms of Incentive Stock Options.

5.5.1	U.S. $100,000 Limit. To the extent that the aggregate Fair Market Value of shares with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds U.S. $100,000, taking into account both Ordinary Shares subject to Incentive Stock Options under this Plan and shares subject to incentive stock options under all other plans of the Company or any of its Affiliates, such options will be treated as nonqualified options. For this purpose, the Fair Market Value of the shares subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the U.S. $100,000 limit, the most recently granted options will be reduced (recharacterized as nonqualified options) first. To the extent a reduction of simultaneously granted options is necessary to meet the U.S. $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Ordinary Shares are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

5.5.2	Other Code Limits. Incentive Stock Options may only be granted to individuals that are employees of the Company or one of its Affiliates and satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

5.5.3	ISO Notice of Sale Requirement. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Company of any sale or other transfer of the Ordinary Shares acquired on such exercise if the sale or other transfer occurs within (a) one year after the exercise date of the Option or (b) two years after the grant date of the Option.

5.6	Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is deemed to own under Section 424(d) of the Code) outstanding shares of the Company (or any of its Affiliates) possessing more than 10% of the total combined voting power of all classes of shares of the Company (or any of its Affiliates), unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the shares subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

5.7	Effects of Termination of Employment on Options.

5.7.1	Dismissal for Cause. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Sections 5.4.2 or 7.3, if a Participant’s employment by or service to the Company or any of its Affiliates is terminated by such entity for Cause, the Participant’s Option will terminate on the Participant’s Severance Date, whether or not the Option is then vested and/or exercisable.

5.7.2	Death or Disability. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Sections 5.4.2 or 7.3, if a Participant’s employment by or service to the Company or any of its Affiliates terminates as a result of the Participant’s death or Total Disability:

(a)	the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant’s Total Disability or death, respectively), will have until the date that is twelve (12) months after the Participant’s Severance Date to exercise the Participant’s Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b)	the Option, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c)	the Option, to the extent exercisable for the twelve (12)-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the twelve (12)-month period.

5.7.3	Other Terminations of Employment. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Sections 5.4.2 or 7.3, if a Participant’s employment by or service to the Company or any of its Affiliates terminates for any reason other than a termination by such entity for Cause or because of the Participant’s death or Total Disability:

(a)	the Participant will have until the date that is ninety (90) days after the Participant’s Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b)	the Option, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c)	the Option, to the extent exercisable for the ninety (90)-day period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the ninety (90)-day period.

5.8	Option Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to Section 4 and Section 7.7 and the specific limitations on Options contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise price, the vesting schedule, the number of shares subject to, or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of the Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise price that is higher or lower than the exercise price of the original or prior Option, provide for a greater or lesser number of Ordinary Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

5.9	Early Exercise Options. The Administrator may, in its discretion, designate any Option as an Early Exercise Option which, by express provision in the applicable Award Agreement, may be exercised prior to the date such Option has vested. If the Participant elects to exercise all or a portion of an Early Exercise Option before it is vested, the Ordinary Shares acquired under the Option which are attributable to the unvested portion of the Option shall be Restricted Shares. The applicable Award Agreement will specify the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of such Restricted Shares prior to vesting, and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Unless otherwise expressly provided in the applicable Award Agreement, such Restricted Shares shall be subject to the provisions of Sections 6.6 through 6.9, below.

6.	SHARE AWARD PROGRAM.

6.1	Share Awards in General. Each Share Award shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing a Share Award shall contain the terms established by the Administrator for that Share Award, as well as any other terms, provisions or restrictions that the Administrator may impose on the Share Award; in each case subject to the applicable provisions and limitations of this Section 6 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of a Share Award promptly execute and return to the Company his or her Award Agreement evidencing the Share Award. In addition, the Administrator may require that the spouse of any married recipient of a Share Award also promptly execute and return to the Company the Award Agreement evidencing the Share Award granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Share Award.

6.2	Types of Share Awards. The Administrator shall designate whether a Share Award shall be a Restricted Share Award, and such designation shall be set forth in the applicable Award Agreement.

6.3	Purchase Price.

6.3.1	Pricing Limits. Subject to the following provisions of this Section 6.3, the Administrator will determine the purchase price per share of the Ordinary Shares covered by each Share Award at the time of grant of the Award. In no case will such purchase price be less than the greater of:

(a)	the par value of the Ordinary Shares;

(b)	eighty five percent (85%) of the Fair Market Value of the Ordinary Shares on the date of grant or at the time the purchase is consummated; or

(c)	one hundred percent (100%) of the Fair Market Value of the Ordinary Shares on the date of grant, or at the time the purchase is consummated, in the case of any person who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or one of its Affiliates.

6.3.2	Payment Provisions. The Company will not be obligated to record in the Company’s register of members, or issue certificates evidencing, Ordinary Shares awarded under this Section 6 unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Administrator, have been satisfied, at which point the relevant shares shall be issued and noted in the Company’s register of members. The purchase price of any shares subject to a Share Award must be paid in full at the time of the purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the methods set forth in clauses (a) through (f) in Section 5.3.2 and/or past services rendered to the Company or any of its Affiliates.

6.4	Vesting. The restrictions imposed on the Ordinary Shares subject to a Restricted Share Award (which may be based on performance criteria, passage of time or other factors or any combination thereof) will be set forth in the applicable Award Agreement. To the extent required to satisfy applicable securities laws, the restrictions imposed on the Ordinary Shares subject to a Restricted Share Award (other than an Award granted to an officer, director or consultant of the Company or any of its Affiliates, which may include more restrictive provisions) shall lapse as to such shares, subject to Section 6.8, at a rate of at least twenty percent (20%) of the shares subject to the Award per year over the five years after the date the Award is granted.

6.5	Term. A Share Award shall either vest or be forfeited or terminated by the Company not more than ten (10) years after the date of grant. Each Share Award will be subject to earlier forfeiture or termination as provided in or pursuant to Sections 6.8 and 7.3. Any payment of cash or delivery of shares in payment for a Share Award may be delayed until a future date if specifically authorized by the Administrator in writing and by the Participant.

6.6	Share Certificates; Fractional Shares. Share certificates evidencing Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Company or by a third party designated by the Administrator until the restrictions on such shares have lapsed, the shares have vested in accordance with the provisions of the Award Agreement and Section 6.4 and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests.

6.7	Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant holding Restricted Shares will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which are repurchased, terminated or forfeited by the Company or cease to be eligible for vesting.

6.8	Termination of Employment; Return to the Company. Unless the Administrator otherwise expressly provides, Restricted Shares subject to an Award that remain subject to vesting conditions that have not been satisfied by the time specified in the applicable Award Agreement (which may include, without limitation, the Participant’s Severance Date), will not vest and will be reacquired by the Company in such manner and on such terms as the Administrator provides, which terms shall include return or repayment of the lower of (a) the Fair Market Value of the Restricted Shares at the time of the termination, or (b) the original purchase price of the Restricted Shares, without interest, to the Participant to the extent not prohibited by law. The Award Agreement shall specify any other terms or conditions of the repurchase if the Award fails to vest. Any other Share Award that has not been exercised as of a Participant’s Severance Date shall be forfeited or terminated on that date unless otherwise expressly provided by the Administrator in the applicable Award Agreement.

6.9	Waiver of Restrictions. Subject to Sections 4 and 7.7 and the specific limitations on Share Awards contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Share Award granted under this Plan by amendment, by substitution of an outstanding Share Award, by waiver or by other legally valid means.

7.	PROVISIONS APPLICABLE TO ALL AWARDS.

7.1	Rights of Eligible Persons, Participants and Beneficiaries.

7.1.1	Employment Status. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

7.1.2

No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or related to any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company or any of its Affiliates, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company or any Affiliate to change such person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this Section 7.1.2, or in Sections 7.3 or 7.15, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

7.1.3	Plan Not Funded. Awards payable under this Plan will be payable in Ordinary Shares or from the general assets of the Company, and (except as to the share reservation provided in Section 4.4) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Ordinary Shares, except as expressly provided) of the Company or any of its Affiliates by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any of its Affiliates and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

7.1.4	Charter Documents. The Memorandum and Articles of Association of the Company, as may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Ordinary Shares (including additional restrictions and limitations on the voting or transfer of Ordinary Shares) or priorities, rights and preferences as to securities and interests prior in rights to the Ordinary Shares. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any Ordinary Shares acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

7.2	No Transferability; Limited Exception to Transfer Restrictions.

7.2.1	Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 7.2, by applicable law and by the Award Agreement, as the same may be amended:

(a)	all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(b)	Awards will be exercised only by the Participant; and

(c)	amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of), and, in the case of Ordinary Shares, registered in the name of, the Participant.

In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

7.2.2	Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 7.2.1 will not apply to:

(a)	transfers to the Company;

(b)	transfers by gift or domestic relations order to one or more “family members” (as that term is defined in SEC Rule 701 promulgated under the Securities Act) of the Participant;

(c)	the designation of a Beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s Beneficiary, or, in the absence of a validly designated Beneficiary, transfers by will or the laws of descent and distribution; or

(d)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative.

Notwithstanding anything else in this Section 7.2.2 to the contrary, but subject to compliance with all applicable laws, unless otherwise determined by the Administrator, Incentive Stock Options and Restricted Share Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards. Notwithstanding clause (b) above but subject to compliance with all applicable laws, any contemplated transfer by gift or domestic relations order to one or more “family members” of a Participant as referenced in clause (b) above is subject to the condition precedent that the transfer be approved by the Administrator in order for it to be effective. The Administrator may, in its sole discretion, withhold its approval of any such proposed transfer.

7.2.3	Company’s Call Right. The Company shall have the right (but not the obligation) to repurchase in one or more transactions in connection with the Participant’s termination of employment by or services to the Company or any of its Affiliates, and the Participant (or any permitted transferee) shall be obligated to sell any of the shares acquired in accordance with Sections 5 and 6 of this Plan at the Repurchase Price (the “Call Right”). If the Company elects to exercise its Call Right, the Participant shall be notified within ninety (90) days after the Participant’s termination of employment by or services to the Company or any of its Affiliates. The Company may designate and assign one or more employees, officers or shareholders of the Company or other persons to exercise all or a part of the Company’s Call Rights under this Section 7.2.3.

7.3	Adjustments; Changes in Control.

7.3.1	Adjustments. Upon or in contemplation of any reclassification, recapitalization, share split (including a share split in the form of a share dividend) or reverse share split (“share split”); any merger, amalgamation, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Ordinary Shares (whether in the form of securities or property); any exchange of Ordinary Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Ordinary Shares; or a sale of all or substantially all the assets of the Company as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)	proportionately adjust any or all of (1) the number of Ordinary Shares or the number and type of other securities that thereafter may be made the subject of Awards (including the specific share limits, maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Ordinary Shares (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase or exercise price of any or all outstanding Awards or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, or

(b)	make provision for a settlement by a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards (or the cash, securities or other property deliverable to the holder(s) of any or all outstanding Awards) based upon the distribution or consideration payable to holders of the Ordinary Shares upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options, but without limitation on other methodologies, the Administrator may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise price of the Option to the extent of the then vested and exercisable shares subject to the Option.

The Administrator may make adjustments to and/or accelerate the exercisability of Options in a manner that disqualifies the Options as Incentive Stock Options without the written consent of the Option holders affected thereby.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

Any adjustment by the Administrator pursuant to this Section 7.3.1 shall be final, binding and conclusive. Unless otherwise expressly provided by the Administrator, in no event shall a conversion of one or more outstanding shares of the Company’s preferred shares (if any) or any new issuance of securities by the Company for consideration be deemed, in and of itself, to require an adjustment pursuant to this Section 7.3.1.

In the case of any event described in the first paragraph of this Section 7.3.1, if no action is formally taken by the Administrator in the circumstances with respect to then outstanding Awards, the proportionate adjustments contemplated by clause (a) above shall nevertheless be deemed to have been made with respect to the Awards outstanding at the time of such event in order to preserve the intended level of incentives.

7.3.2	Consequences of a Change in Control Event. Subject to Sections 7.3.4 through 7.3.6, upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event:

(a)	each Option will become immediately vested and exercisable, and

(b)	Restricted Shares will immediately vest free of forfeiture restrictions and/or restrictions giving the Company the right to repurchase the shares at their original purchase price;

provided, however, that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any Award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award, or the Award would otherwise continue in accordance with its terms, in the circumstances.

The foregoing Change in Control Event provisions shall not in any way limit the authority of the Administrator to accelerate the vesting of one or more Awards (as to all or only a portion of any Award) in such circumstances (including, but not limited to, a Change in Control Event) as the Administrator may determine to be appropriate, regardless of whether accelerated vesting of all or a portion of the Award(s) is otherwise required or contemplated by the foregoing in the circumstances.

7.3.3	Early Termination of Awards. Upon the occurrence of a Change in Control Event, each then-outstanding Award (whether or not vested and/or exercisable, but after giving effect to any accelerated vesting required in the circumstances pursuant to Sections 7.3.2, 7.3.4, 7.3.5 and 7.3.6) shall terminate, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Award and provided that, in the case of Options that will not survive or be substituted for, assumed, exchanged or otherwise continued or settled in the Change in Control Event, the holder of such Award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding and vested Options (the vested portion of such Options determined after giving effect to any accelerated vesting required in the circumstances pursuant to Sections 7.3.2, 7.3.4, 7.3.5 and 7.3.6) in accordance with their terms before the termination of the Awards (except that in no case shall more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event). For purposes of this Sections 7.3, an Award shall be deemed to have been “assumed” if (without limiting other circumstances in which an Award is assumed) the Award continues after the Change in Control Event, and/or is assumed and continued by a Parent (as such term is defined in the definition of Change in Control Event) following a Change in Control Event, and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each Ordinary Share subject to the Award immediately prior to the Change in Control Event, the consideration (whether cash, shares or other securities or property) received in the Change in Control Event by the shareholders of the Company for each Ordinary Share sold or exchanged in such transaction (or the consideration received by a majority of the shareholders participating in such transaction if the shareholders were offered a choice of consideration); provided, however, that if the consideration offered for an Ordinary Share in the transaction is not solely the ordinary or common shares of a successor company or a Parent, the Board may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the Award, to be solely ordinary or common shares (as applicable) of the successor company or a Parent equal in Fair Market Value to the per share consideration received by the shareholders participating in the Change in Control Event.

7.3.4

Other Acceleration Rules. Any acceleration of Awards pursuant to this Section 7.3 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event that triggered such acceleration. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of this Section 7.3 as to any Award by express provision in the applicable Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable U.S. $100,000 limitation on Incentive Stock Options is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Option.

7.3.5	Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

7.3.6	Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7.3 to the contrary, in no event shall an Award be accelerated under this Section 7.3 to an extent or in a manner which would not be fully deductible by the Company or one of its Affiliates for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Company or one of its Affiliates because of Section 280G of the Code. If a holder of an Award would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company or one of its Affiliates is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with the Company or one of its Affiliates, or is a participant in a severance program sponsored by the Company or one of its Affiliates that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any Awards held by that Participant (for example, and without limitation, a Participant may be a party to an employment agreement with the Company or one of its Affiliates that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any Awards held by that Participant).

7.4	Termination of Employment or Services.

7.4.1	Events Not Deemed a Termination of Employment. Unless the Administrator otherwise expressly provides with respect to a particular Award, if a Participant’s employment by or service to the Company or an Affiliate terminates but immediately thereafter the Participant continues in the employ of or service to another Affiliate or the Company, as applicable, the Participant shall be deemed to have not had a termination of employment or service for purposes of this Plan and the Participant’s Awards. Unless the express policy of the Company or the Administrator otherwise provides, a Participant’s employment relationship with the Company or any of its Affiliates shall not be considered terminated solely due to any sick leave, military leave or any other leave of absence authorized by the Company or any Affiliate or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than ninety (90) days. In the case of any Participant on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Company or any of its Affiliates will be suspended until the Participant returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

7.4.2	Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Affiliate who does not continue as an Eligible Person in respect of another Affiliate that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.4.3	Administrator Discretion. Notwithstanding the provisions of Sections 5.7 or 6.8, in the event of, or in anticipation of, a termination of employment or service with the Company or any of its Affiliates for any reason, the Administrator may accelerate the vesting and exercisability of all or a portion of the Participant’s Award, and/or, subject to the provisions of Sections 5.4.2 and 7.3, extend the exercisability period of the Participant’s Option upon such terms as the Administrator determines and expressly sets forth in or by amendment to the Award Agreement.

7.4.4	Termination of Consulting or Affiliate Services. If the Participant is an Eligible Person solely by reason of clause (c) of Section 3, the Administrator shall be the sole judge of whether the Participant continues to render services to the Company or any of its Affiliates, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Company or any Affiliate notifies the Participant in writing that a termination of the Participant’s services to the Company or any Affiliate has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant’s termination of services with the Company or Affiliate for purposes of this Plan shall be the date which is ten (10) days after the mailing of the notice by the Company or Affiliate or, in the case of a termination for Cause, the date of the mailing of the notice.

7.5	Compliance with Laws.

7.5.1	General. This Plan, the granting and vesting of Awards under this Plan, and the offer, issuance and delivery of Ordinary Shares, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, applicable foreign laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

7.5.2	Compliance with Securities Laws. No Participant shall sell, pledge or otherwise transfer Ordinary Shares acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 7.5 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of the Ordinary Shares acquired or to be acquired pursuant to an Award, except in compliance with all applicable securities laws and unless and until:

(a)	there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(b)	such disposition is made in accordance with Rule 144 under the Securities Act; or

(c)	such Participant notifies the Company of the proposed disposition and furnishes the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, furnishes to the Company an opinion of counsel acceptable to the Company’s counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable securities laws.

Notwithstanding anything else herein to the contrary, neither the Company or any Affiliate has any obligation to register the Ordinary Shares or file any registration statement under either federal or state securities laws, nor does the Company or any Affiliate make any representation concerning the likelihood of a public offering of the Ordinary Shares or any other securities of the Company or any Affiliate.

7.5.3	Share Legends. All certificates evidencing Ordinary Shares issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

“OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION.”

“THE SHARES ARE SUBJECT TO THE COMPANY’S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE COMPANY’S SHARE INCENTIVE PLAN AND AGREEMENTS WITH THE COMPANY THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE COMPANY.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

7.5.4	Delivery of Financial Statements. The Company shall deliver annually to Participants such financial statements of the Company, if any, as may be required to satisfy applicable securities laws.

7.5.5	Confidential information. Any financial or other information relating to the Company obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

7.6	Tax Withholding.

7.6.1	Tax Withholding. Upon any exercise, vesting or payment of any Award or upon the disposition of Ordinary Shares acquired pursuant to the exercise of an fucentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company or any of its Affiliates shall have the right at its option to:

(a)	require the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or Affiliate may be required to withhold with respect to such Award event or payment;

(b)	deduct from any amount otherwise payable (in respect of an Award or otherwise) in cash to the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company or Affiliate may be required to withhold with respect to such Award event or payment; or

(c)	reduce the number of Ordinary Shares to be delivered by (or otherwise reacquire shares held by the Participant at least six (6) months) the appropriate number of Ordinary Shares, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

In any case where a tax is required to be withheld (including taxes under PRC law where applicable) in connection with the issuance, delivery or disposition of Ordinary Shares under this Plan, the Administrator may in its sole discretion (subject to Section 7.5) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

7.6.2	Tax Loans. If so provided in the Award Agreement or otherwise authorized by the Administrator, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company or any of its Affiliates may be required to withhold with respect to Ordinary Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 7.6.1. Such a loan will be for a term and at a rate of interest and pursuant to such other terms and conditions as the Company may establish, subject to compliance with applicable law. Such a loan need not otherwise comply with the provisions of Section 5.3.3.

7.7	Plan and Award Amendments, Termination and Suspension.

7.7.1	Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

7.7.2	Shareholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 409A, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

7.7.3	Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 2.2 and 7.7.4) may make other changes to the terms and conditions of Awards.

7.7.4	Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding Award Agreement shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7.3 shall not be deemed to constitute changes or amendments for purposes of this Section 7.7.

7.8	Privileges of Share Ownership. Except as otherwise expressly authorized by the Administrator or this Plan or in the Award Agreement, a Participant will not be entitled to any privilege of share ownership as to any Ordinary Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

7.9	Share-Based Awards in Substitution for Awards Granted by Other Company. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee share options, share appreciation rights, restricted shares or other share-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Affiliates, in connection with a distribution, merger, amalgamation or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Affiliates, directly or indirectly, of all or a substantial part of the shares or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Ordinary Shares in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

7.10	Effective Date of the Plan. This Plan is effective upon the Effective Date, subject to approval by the shareholders of the Company within twelve (12) months after the date the Board approves this Plan.

7.11

Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the 10th anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

7.12	Governing Law/Severability.

7.12.1	Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the Cayman Islands.

7.12.2	Severability. If it is determined that any provision of this Plan or an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

7.13	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

7.14	Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Ordinary Shares, under any other plan or authority.

7.15	No Restriction on Corporate Powers. The existence of this Plan, the Award Agreements and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Affiliate; (c) any issue of bonds, debentures, capital, preferred or prior preference shares ahead of or affecting the Company’s authorized shares or the rights thereof; (d) any dissolution or liquidation of the Company or any Affiliate; (e) any sale or transfer of all or any part of the Company or any Affiliate’s assets or business; or (f) any other corporate act or proceeding by the Company or any Affiliate. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Affiliate, as a result of any such action.

7.16	Other Company Compensation or Benefit Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Affiliate, except where the Administrator or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or any Affiliate.

8.	DEFINITIONS.

“Administrator” has the meaning given to such term in Section 2.1.

“Affiliate” means (a) any entity (other than the Company) in an unbroken chain of entities ending with the Company if, at the time of the determination, each of the entities other than the Company owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain, or (b) any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the determination, each of the entities other than the last entity in the unbroken chain owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

“Award” means an award of any Option or Share Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing, approved by the Administrator, setting forth the terms of an Award that has been duly authorized and approved.

“Award Date” means the date upon which the Administrator took the action granting an Award or such later date as the Administrator designates as the Award Date at the time of the grant of the Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Company.

“Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a “for cause” termination has on the Participant’s options and/or share awards) a termination of employment or service based upon a finding by the Company or any of its Affiliates, acting in good faith and based on its reasonable belief at the time, that the Participant:

(a)	has been negligent in the discharge of his or her duties to the Company or any Affiliate, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(b)	has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information;

(c)	has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or any of its Affiliates; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses);

(d)	has materially breached any of the provisions of any agreement with the Company or any of its Affiliates;

(e)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or any of its Affiliates; or

(f)	has improperly induced a vendor or customer to break or terminate any contract with the Company or any of its Affiliates or induced a principal for whom the Company or any Affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Administrator) on the date on which the Company or any Affiliate first delivers written notice to the Participant of a finding of termination for Cause.

“Change in Control Event” means any of the following:

(a)	Approval by shareholders of the Company (or, if no shareholder approval is required, by the Board alone) of the complete dissolution or liquidation of the Company, other than in the context of a Business Combination that does not constitute a Change in Control Event under paragraph (c) below;

(b)	The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding Ordinary Shares of the Company (the “Outstanding Company Ordinary Shares”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this paragraph (b), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or a successor, (D) any acquisition by any entity pursuant to a Business Combination, (E) any acquisition by a Person described in and satisfying the conditions of Rule 13d-l (b) promulgated under the Exchange Act, or (F) any acquisition by a Person who is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Ordinary Shares and/or the Outstanding Company Voting Securities on the Effective Date (or an affiliate, heir, descendant, or related party of or to such Person);

(c)

Consummation of a reorganization, amalgamation, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any other entity a majority of whose outstanding voting shares or voting power is beneficially owned directly or indirectly by the Company (a “Subsidiary”), a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or shares of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Ordinary Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding ordinary or common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)), and (2) no Person (excluding any individual or entity described in clauses (C), (E) or (F) of paragraph (b) above) beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of, respectively, the then outstanding ordinary shares of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity, except to the extent that the ownership in excess of 50% existed prior to the Business Combination;

provided, however, that a transaction shall not constitute a Change in Control Event if it is in connection with the underwritten public offering of the Company’s securities.

“Code” means the Internal Revenue Code of 1986 of the United States, as amended from time to time.

“Company” means Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands, and its successors.

“Early Exercise Option” shall mean an Option eligible for exercise prior to vesting in accordance with the provisions of Section 5.9 of this Plan. An Early Exercise Option may be a Nonqualified Option or an Incentive Stock Option, as designated by the Administrator in the applicable Award Agreement.

“Effective Date” means the date the Board approved this Plan.

“Eligible Person” has the meaning given to such term in Section 3 of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended from time to time.

“Fair Market Value,” for purposes of this Plan and unless otherwise determined or provided by the Administrator in the circumstances, means as follows:

(a)	If the Ordinary Shares are listed or admitted to trade on the New York Stock Exchange or other national securities exchange (the “Exchange”), the Fair Market Value shall equal the closing price of an Ordinary Share as reported on the composite tape for securities on the Exchange for the date in question, or, if no sales of Ordinary Shares were made on the Exchange on that date, the closing price of an Ordinary Share as reported on said composite tape for the next preceding day on which sales of Ordinary Shares were made on the Exchange. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the last closing price of an Ordinary Share as reported on the composite tape for securities listed on the Exchange available on the date in question or the average of the high and low trading prices of an Ordinary Share as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day.

(b)	If the Ordinary Shares are not listed or admitted to trade on the a national securities exchange, the Fair Market Value shall equal the last price of an Ordinary Share as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ National Market Reporting System (the “National Market”) for the date in question, or, if no sales of Ordinary Shares were reported by the NASD through the National Market on that date, the last price of an Ordinary Share as furnished by the NASD through the National Market for the next preceding day on which sales of Ordinary Shares were reported by the NASD. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the last closing price of an Ordinary Share as furnished by the NASD through the National Market available on the date in question or the average of the high and low trading prices of an Ordinary Share as furnished by the NASD through the National Market for the date in question or the most recent trading day.

(c)	If the Ordinary Shares are not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the Fair Market Value shall equal the mean between the bid and asked price for an Ordinary Share on such date, as furnished by the NASD or a similar organization.

(d)	If the Ordinary Shares are not listed or admitted to trade on a national securities exchange, are not reported on the National Market Reporting System and if bid and asked prices for the shares are not furnished by the NASD or a similar organization, the Fair Market Value shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances.

The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

Any determination as to Fair Market Value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons with respect to Awards granted under this Plan.

“Incentive Stock Option” means an Option that is designated and intended as an “incentive stock option” within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Nonqualified Option” means an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code and includes any Option designated or intended as a Nonqualified Option and any Option designated or intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

“Option” means an option to purchase Ordinary Shares granted under Section 5 of this Plan. The Administrator will designate any Option granted to an employee of the Company or an Affiliate as a Nonqualified Option or an Incentive Stock Option and may also designate any Option as an Early Exercise Option.

“Ordinary Shares” means the Company’s Ordinary Shares, par value U.S. $0.005 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 7.3.1 of this Plan.

“Participant” means an Eligible Person who has been granted and holds an Award under this Plan.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means this Montage Technology Group Limited 2006 Share Incentive Plan, as it may hereafter be amended from time to time.

“Pub1ic Offering Date” means the date the Ordinary Shares are first registered under the Exchange Act or a similar statute in a jurisdiction other than the United States and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

“Repurchase Price” means, (i) in the event of the repurchase of Restricted Shares, the lesser of (a) the price paid by the Participant to acquire such Restricted Shares or (b) the Fair Market Value of such Restricted Shares determined as of the exercise date of the Call Right, or (ii) in the event of the repurchase of shares other than Restricted Shares, the Fair Market Value of such shares determined as of the exercise date of the Call Right.

“Restricted Shares” means Ordinary Shares awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

“Restricted Share Award” means an award of Restricted Shares.

“Securities Act” means the Securities Act of 1933 of the United States, as amended from time to time.

“Severance Date” with respect to a particular Participant means, unless otherwise provided in the applicable Award Agreement:

(a)	if the Participant is an Eligible Person under clause (a) of Section 3 and the Participant’s employment by the Company or any of its Affiliates terminates (regardless of the reason), the last day that the Participant is actually employed by the Company or such Affiliate (unless, immediately following such termination of employment, the Participant is a member of the Board or, by express written agreement with the Company or any of its Affiliates, continues to provide other services to the Company or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant’s Severance Date shall not be the date of such termination of employment but shall be determined in accordance with clause (b) or (c) below, as applicable, in connection with the termination of the Participant’s other services);

(b)	if the Participant is not an Eligible Person under clause (a) of Section 3 but is an Eligible Person under clause (b) thereof, and the Participant ceases to be a member of the Board (regardless of the reason), the last day that the Participant is actually a member of the Board (unless, immediately following such termination, the Participant is an employee of the Company or any of its Affiliates or, by express written agreement with the Company or any of its Affiliates, continues to provide other services to the Company or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant’s Severance Date shall not be the date of such termination but shall be determined in accordance with clause (a) above or (c) below, as applicable, in connection with the termination of the Participant’s employment or other services);

(c)	if the Participant is not an Eligible Person under clause (a) or clause (b) of Section 3 but is an Eligible Person under clause (c) thereof, and the Participant ceases to provide services to the Company or any of its Affiliates as determined in accordance with Section 7.4.4 (regardless of the reason), the last day that the Participant actually provides services to the Company or such Affiliate as an Eligible Person under clause (c) of Section 3 (unless, immediately following such termination, the Participant is an employee of the Company or any of its Affiliates or is a member of the Board, in which case the Participant’s Severance Date shall not be the date of such termination of services but shall be determined in accordance with clause (a) or (b) above, as applicable, in connection with the termination of the Participant’s employment or membership on the Board).

“Share Award” means an award of Ordinary Shares under Section 6 of this Plan. A Share Award may be a Restricted Share Award or an award of unrestricted Ordinary Shares.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions or conditions as the Administrator may include.

EXHIBIT A

MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

OPTION EXERCISE AND ORDINARY SHARE

PURCHASE AGREEMENT

(VESTED PORTION OF OPTION)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Option Agreement, dated as of              (the “Option Agreement”), under the Montage Technology Group Limited 2006 Share Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase              Ordinary Shares, par value U.S.$0.005 per share (the “Shares”), of Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), and

•	such purchase shall be at the price of U.S. $ per share, for an aggregate amount of U.S. $ (subject to applicable withholding taxes pursuant to Section 7.6.1 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:
.

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Early Exercise Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser acknowledges receipt of the Company’s condensed consolidated financial information.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Company has no obligation to register the Shares or file any registration statement under applicable securities laws.

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3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and with all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the Company’s call right and right of first refusal set forth in Sections 8 and 9 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 15.3 of the Terms; and

•

as a condition to any otherwise permitted transfer of the Shares, the Company may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Ordinary Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Ordinary Share Purchase Agreement shall be submitted to arbitration in accordance with Section 15.3 of the Terms, and Cayman Islands law shall apply as provided in Section 15.1 of the Terms.

5. Entire Agreement. This Option Exercise and Ordinary Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Ordinary Share Purchase Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

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6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one (1) year of the date that they are acquired by the Purchaser or two (2) years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER”	ACCEPTED BY:
MONTAGE TECHNOLOGY GROUP
Signature	LIMITED,
an exempted company organized under the
Companies Law (2004 Revision) of the
Print Name	Cayman Islands

Date	By:

Its:

(To be completed by the Company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT B

MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

OPTION EXERCISE AND ORDINARY SHARE PURCHASE AGREEMENT

(UNVESTED PORTION OF OPTION)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Option Agreement, dated as of              (the “Option Agreement”), under the Montage Technology Group Limited 2006 Share Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase              Ordinary Shares, par value U.S. $0.005 per share (the “Shares”), of Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), and

•	such purchase shall be at the price of U.S. $ per share, for an aggregate amount of U.S. $ (subject to applicable withholding taxes pursuant to Section 7.6.1 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by SEC Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Early Exercise Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser acknowledges receipt of the Company’s condensed consolidated financial information.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, (b) that, in addition to such legends, the certificates representing the Shares will bear a legend making appropriate reference to the restrictions imposed hereunder, and (c) that the Company has no obligation to register the Shares or file any registration statement under applicable securities laws.

2. Vesting. The Shares are being acquired prior to the time that they have become vested in accordance with the terms of the Option Agreement. Accordingly, the Shares are subject to the Company’s repurchase right set forth in Section 5 below and other restrictions set forth herein. The Shares shall vest, and the Company’s repurchase right under Section 5 shall lapse, as of the date(s) that the Option would have otherwise become vested as to such Shares.

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The maximum number of Shares that may vest on any occasion or event shall not exceed the number of shares that would have otherwise vested on such date under the Option Agreement had the underlying option not been exercised early to acquire the Shares. No additional Shares shall vest after the Purchaser’s Severance Date.

3. Delivery of Shares.

•

Form. The Company shall, in its discretion, issue the Shares either: (1) in certificate form as provided in clause (b) below; or (2) if the Ordinary Shares are then publicly-traded, in book entry form, registered in the name of the Purchaser with notations regarding the applicable restrictions on transfer imposed under this Agreement.

•

Certificates to be Held by Company; Legend. Any certificates representing the Shares that may be delivered to the Purchaser by the Company prior to vesting of the Shares pursuant to Section 2 shall be redelivered to the Company to be held by the Company or its designee until the shares represented thereby vest pursuant to Section 2 or are repurchased pursuant to Section 5.

•

Delivery of Certificates Upon Vesting. Promptly after the vesting of any Shares pursuant to Section 2, the Company shall, as applicable, either remove the notations on any such vested Shares issued in book entry form or deliver to the Purchaser a certificate or certificates evidencing the number of such vested Shares (or, in either case, such lesser number of shares as may be permitted pursuant to the tax withholding provisions referred to in Section 7.6.1). The Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares so delivered shall no longer be subject to the Company’s repurchase right under Section 5, but such Shares shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

•

Share Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Purchaser shall deliver to the Company an executed share power in the form attached hereto as Exhibit 1, in blank, with respect to the Shares and any related Restricted Property (as defined below). The Purchaser, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Company and each of its authorized representatives as the Purchaser’s attorney(s)-in-fact to (1) effect any transfer to the Company (or other purchaser, as the case may be) of the Shares acquired pursuant to this Agreement (including any related Restricted Property) that are repurchased by the Company (or other permitted purchaser), and (2) execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

•

Share Legend Generally. The certificate(s) representing the Shares (both before and after such shares shall have become vested pursuant to Section 2) shall bear the legend set forth in Section 7.5.3 of the Plan and/or any other appropriate or required legends under applicable laws. Such legends shall remain on the certificate(s) representing the Restricted Shares until the later of (1) the Public Offering Date (or such later date that counsel to the

2

Company may reasonably determine is advisable to help ensure the Company’s compliance with all applicable legal and regulatory requirements) or (2) the date that such shares become vested pursuant to Section 2. For purposes of this Option Exercise and Ordinary Share Purchase Agreement, the term “Public Offering Date” means the first day that the Ordinary Shares are registered under the Exchange Act or a similar law in a jurisdiction other than the United States and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

4. Dividend; Voting Rights. After the date of issuance of the Shares, the Purchaser shall be entitled to cash dividends and voting rights with respect to the Shares, but such rights shall terminate as to any Shares that are repurchased by the Company in accordance with Section 5. Any securities or other property receivable in respect of the Shares by the Purchaser as a result of any dividend or other distribution, conversion or exchange of or with respect to the Shares are, together, referred to as “Restricted Property.” Upon a repurchase of any Shares prior to the time such Shares have vested by the Company in accordance with Section 5, the Restricted Property related to such repurchased Shares shall be automatically transferred to the Company, without any further action by the Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) or additional consideration from the Company. The Company may take any other action necessary or advisable to evidence such transfer. The Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such Restricted Property to the Company.

5. Company’s Repurchase Right. Subject to the terms and conditions of this Section 5, the Company shall have the right (the “Repurchase Right”) (but not the obligation) to repurchase in one or more transactions in connection with the termination of the Purchaser’s employment by or services to the Company or any of its Affiliates, and the Purchaser (or any permitted transferee) shall be obligated to sell any of the Shares that have not, as of the Purchaser’s Severance Date, become vested.

To exercise the Repurchase Right, the Company must give written notice thereof to the Purchaser (the “Repurchase Notice”). The Repurchase Notice is irrevocable by the Company and must (a) be in writing and signed by an authorized officer of the Company, (b) set forth the Company’s intent to exercise the Repurchase Right and contain the total number of Shares to be sold to the Company pursuant to the exercise of the Repurchase Right, (c) be mailed or delivered to the Purchaser at the Purchaser’s address reflected or last reflected on the Company’s payroll records or delivered to the Purchaser in person, and (d) be so mailed or delivered no later than the ninetieth (90th) day following the Purchaser’s Severance Date. If mailed, the Repurchase Notice shall be enclosed in a properly sealed envelope, addressed as aforesaid, and deposited (postage prepaid) in a post office or branch post office. The Repurchase Notice shall be deemed to have been duly given as of the date mailed or delivered in accordance with the foregoing provisions.

The price per Share to be paid by the Company upon settlement of the Company’s Repurchase Right (the “Repurchase Price”) shall equal the lesser of (a) the price paid by the Purchaser to exercise the option and acquire such Share, or (b) the Fair Market Value of a Share determined as of the date of the Repurchase Notice. No interest shall be paid with respect to and

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no other adjustments (other than adjustments in accordance with Section 7.3.1 of the Plan to reflect share splits and similar changes in capitalization) shall be made to the Repurchase Price. The closing of any repurchase under this Section 5 shall be at a date to be specified by the Company, such date to be no later than ninety (90) days after the Purchaser’s Severance Date. The Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness.

Upon a repurchase of any Shares by the Company, such repurchased Shares shall be automatically transferred to the Company, without any further action by the Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be). The Company may exercise its powers under this Option Exercise and Ordinary Share Purchase Agreement (including, without limitation, its powers under Section 3) and take any other action necessary or advisable to evidence such transfer. The Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such repurchased Shares to the Company.

If the Purchaser (or any permitted transferee who is an employee of the Company or any Affiliate) ceases to be an employee of the Company or any of its Affiliates and holds Shares as to which the Company’s Repurchase Right has been exercised, the Purchaser shall be entitled to the value of such Shares in accordance with the foregoing provisions of this Section 5, but (unless otherwise required by law) shall no longer be entitled to participation in the Company or other rights as a shareholder with respect to the Shares subject to the repurchase. To the maximum extent permitted by law, the Purchaser’s rights following the exercise of the Repurchase Right shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Company to receive payment of the amount specified above in this Section 5.

6. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and all applicable laws as set forth in Section 7.5 of the Plan;

•

any Restricted Property in respect of the Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, until the time that the Shares to which the Restricted Property relates become vested in accordance with Section 2;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the Company’s call right and right of first refusal set forth in Sections 8 and 9 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, and the arbitration provisions of Section 15.3 of the Terms; and

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•

as a condition to any otherwise permitted transfer of the Shares, the Company may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

7. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Ordinary Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Ordinary Share Purchase Agreement shall be submitted to arbitration in accordance with Section 15.3 of the Terms, and Cayman Islands law shall apply as provided in Section 15.1 of the Terms.

8. Entire Agreement. This Option Exercise and Ordinary Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Ordinary Share Purchase Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one (1) year after the date that they are acquired by the Purchaser or two (2) years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

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“PURCHASER”	ACCEPTED BY:
MONTAGE TECHNOLOGY GROUP
Signature	LIMITED,
an exempted company organized under the
Companies Law (2004 Revision) of the
Print Name	Cayman Islands

Date	By:

Its:

(To be completed by the Company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT 1

SHARE POWER

FOR VALUE RECEIVED and pursuant to that certain Option Exercise and Ordinary Share Purchase Agreement between Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), and the individual named below (the “Individual”), dated as of             , the Individual, hereby sells, assigns and transfers to the Company, an aggregate of              Ordinary Shares of the Company, standing in the Individual’s name on the books of the Company and represented by share certificate number(s)              to which this instrument is attached, and hereby irrevocably constitutes and appoints              as his or her attorney in fact and agent to transfer such shares on the books of the Company, with full power of substitution in the premises.

Dated ,

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Company to exercise its sale/purchase option set forth in the Option Exercise and Ordinary Share Purchase Agreement without requiring additional signatures on the part of the Individual.)

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MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

EARLY EXERCISE OPTION AGREEMENT

THIS EARLY EXERCISE OPTION AGREEMENT (this “Option Agreement”), dated                             , by and between Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), and                                  (the “Participant”) evidences the option (the “Option”) granted by the Company to the Participant as to the number of the Company’s Ordinary Shares, par value US$0.005 per share, first set forth below.

Number of Ordinary Shares:[1]	_____________	Award Date:

Exercise Price per Share:[1]	U.S. $	Expiration Date:1,[2]

Vesting Commencement Date:	____________

Type of Option (check one):	Nonqualified Option	[ ]

	Incentive Stock Option	[ ]

Vesting1,2 The Option shall become vested as to 25% of the total number of Ordinary Shares subject to the Option on the one year anniversary of the Vesting Commencement Date. The remaining 75% of the total number of Ordinary Shares subject to the Option shall vest in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month following the month in which the first anniversary of the Vesting Commencement Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the Montage Technology Group Limited 2006 Share Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Early Exercise Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Option Questions & Answers (including the supplement thereto for Early Exercise Options) for the Plan, specifically acknowledges and agrees to Section 14 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“PARTICIPANT”	MONTAGE TECHNOLOGY GROUP LIMITED, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands

Signature

Print Name

Address	By:

Its:
City, State, Zip Code

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.7 or 7.3 of the Plan.

CONSENT OF SPOUSE

In consideration of the Company’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF EARLY EXERCISE OPTION

1.	Vesting; Limits on Exercise.

Subject to other provisions of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•

Restricted Shares. If the Participant elects to exercise all or any portion of the Option before it has fully vested, the Ordinary Shares acquired upon exercise of the Option which are attributable to the unvested portion of the Option shall be Restricted Shares (as such term is defined in the Plan). Such Restricted Shares shall continue to vest in accordance with the vesting schedule set forth on the cover page of this Option Agreement.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 Ordinary Shares (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds U.S. $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the applicable Exercise Agreement (as such term is defined below).

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Nothing contained in this Option Agreement, the Plan or any Exercise Agreement constitutes a continued employment or service commitment by the Company or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company or any Affiliate, interferes in any way with the right of the Company or any Affiliate at any time to terminate such employment or service, or affects the right of the Company or any Affiliate to increase or decrease the Participant’s other compensation.

3.	Exercise of Option.

To the extent that the Participant desires to exercise a portion of the Option that is then vested, the Participant shall deliver to the Company an executed Option Exercise and Ordinary Share Purchase Agreement in substantially the form attached hereto as Exhibit A and satisfy the other exercise procedures described below. To the extent that the Participant desires to exercise a portion of the Option that is not vested, the Participant shall deliver to the Company an executed Option Exercise and Ordinary Share Purchase Agreement in substantially the form attached hereto as Exhibit B and satisfy the other exercise procedures described below. The applicable form of Option Exercise and Ordinary Share Purchase Agreement is referred to as the “Exercise Agreement.”

The Option shall be exercisable (whether the exercise is with respect to the vested or the unvested portion of the Option, as described above) by the delivery to the Secretary of the Company (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of Ordinary Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or Exhibit B, as applicable, or such other form as the Administrator may require from time to time;

•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Company, or by certified or cashier’s check payable to the order of the Company subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6.1 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Company of:

•

Ordinary Shares already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Company (upon exercise of an option or otherwise) must have been owned by the Participant for at least six (6) months before the date of such exercise; and/or

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•

if the Ordinary Shares are then registered under the Exchange Act or a similar statute in a jurisdiction other than the United States and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Ordinary Shares acquired upon exercise of the Option and deliver to the Company the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6.2 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

The Participant (and his/her spouse, if any) hereby acknowledges and confirms that the delivery to the Company of a duly signed Power of Attorney for use in connection with the foreign exchange registration for overseas investment by natural persons of the People’s Republic of China (the “PRC”) in substantially the form provided by the Company is a condition to the Participant’s receiving the Shares upon the exercise of the applicable installment of the Option and the rights and benefits under this Option Agreement, and the Participant undertakes to take, or cause to be taken, such other actions as reasonably requested by the Company in order to complete such foreign exchange registration.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.7 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Option.

5.	Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any Ordinary Shares issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to call, rights of first refusal, and other rights in favor of the Company as set forth herein and in the Exercise Agreement.

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6.	Securities Law Compliance.

The Participant acknowledges that the Option and the Ordinary Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Company and acknowledges that the Company’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the Ordinary Shares solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Option and the restrictions imposed on any Ordinary Shares purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase Ordinary Shares. However, in evaluating the merits and risks of an investment in the Ordinary Shares, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Ordinary Shares to an amount in excess of the Exercise Price, and that any investment in ordinary shares of a closely held entity such as the Company is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that any Ordinary Shares acquired on exercise of the Option will be characterized as “restricted securities” under the U.S. federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the applicable Exercise and Agreement, which are imposed on the Option and any Ordinary Shares which may be acquired upon exercise of the Option.

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•

At no time was an oral representation made to the Participant relating to the Option or the purchase of Ordinary Shares and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Ordinary Shares.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the Ordinary Shares acquired upon exercise of the Option (whether vested or unvested) (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Company’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Company’s transfer agent against the Transfer of the Company’s securities beneficially owned by the Participant and shall conform the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Ordinary Shares with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Limited Call Right; Mandatory Sale; Transfer Restrictions.

8.1 Company’s Call Right. The Company shall have the right (but not the obligation), subject to the terms and conditions of this Section 8, to repurchase in one or more transactions in connection with the Participant’s termination of employment or services to the Company or any of its Affiliates, and the Participant (or any permitted transferee) shall be obligated to sell any of the Shares acquired upon exercise of the Option (to the extent that such Shares have vested pursuant to Section 1) at the Repurchase Price (as defined below) (the “Call Right”). To exercise the Call Right, the Company must give written notice thereof to the Participant (the “Call Notice”). The Call Notice is irrevocable by the Company and must (a) be in writing and signed by an authorized officer of the Company, (b) set forth the Company’s intent to exercise the Call Right and contain the total number of Shares to be sold to the Company pursuant to the Call Right, (c) be mailed or delivered in accordance with Section 11, and (d) be so mailed or delivered during the Notice Period (determined in accordance with the following sentence). The “Notice Period” shall:

(a)	commence on the Participant’s Severance Date (determined in accordance with the Plan); and

(b)	terminate on the date that is ninety (90) days after the Participant’s Severance Date.

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The Call Right shall apply only to Shares owned by the Participant for at least six months after the date the Shares were acquired on exercise of the Option or such other period, if any, as the Administrator prescribes based on accounting or other applicable rules then in effect (unless an earlier date is required in order for the Call Right to be validly exercised under applicable law), whether or not the purchase price is still owing under any note used to finance the purchase.

8.2 Repurchase Price. The price per Share to be paid by the Company upon settlement of the Company’s Call Right (the “Repurchase Price”) shall equal (i) in the event of the repurchase of Restricted Shares, the lesser of (a) the price paid by the Participant to exercise the option and acquire such Share or (b) the Fair Market Value of a Share determined as of the date of the Call Notice, or (ii) in the event of the repurchase of Shares other than Restricted Shares, the Fair Market Value of a Share determined as of the date of the Call Notice. No adjustments (other than pursuant to Section 8.3.1 of the Plan) shall be made to the Repurchase Price as so determined for fluctuations in the Fair Market Value of the Ordinary Shares after the date of the Call Notice.

8.3 Closing. The closing of any repurchase under this Section 8 shall be at a date to be specified by the Company, such date to be no later than thirty (30) days after the date of the Call Notice. The aggregate Repurchase Price for the shares to be repurchased shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness against surrender by the Participant of a share certificate evidencing the Shares with duly endorsed share powers.

8.4 Repurchase of Restricted Shares. The Company shall have the right (but not the obligation) to repurchase in one or more transactions in connection with the Participant’s termination of employment or services to the Company or any of its Affiliates, and the Participant (or any permitted transferee) shall be obligated to sell, any Restricted Shares acquired upon exercise of the Option to the extent that such Restricted Shares have not vested pursuant to Section 1 as of the Participant’s Severance Date. Any such repurchase by the Company shall be made in accordance with Section 5 of the applicable Exercise Agreement.

8.5 Termination of Call Right. The Company’s Call Right to repurchase Shares that are vested pursuant to Section 1 as of the Participant’s Severance Date shall terminate to the extent that it is not exercised prior to the Public Offering Date. The Company’s right to repurchase Shares that are not vested pursuant to Section 1 as of the Participant’s Severance Date shall continue in effect notwithstanding any Public Offering Date.

8.6 Assignment. Notwithstanding anything to the contrary, the Company may assign any or all of its rights under this Section 8 to one or more shareholders of the Company.

9.	Right of First Refusal.

The Company shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

9.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Company, mailed or delivered in accordance with the provisions of Section 11, of his or her intention to sell or transfer such Shares (the “Option Notice”).

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The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Company shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Company determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Company’s best judgment and such determination shall be mailed or delivered to the selling or transferring shareholder (the “Company’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring shareholder disagree with the Company’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Company pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 11). If the shareholder again proposes to sell or transfer the Shares, the shareholder shall again offer such Shares to the Company pursuant to the terms of this Section 9 prior to any sale or transfer.

9.2 Option to Purchase. Subject to the selling shareholder’s Retraction Right, during the sixty (60)-day period commencing upon receipt of the Option Notice by the Company (the “Option Period”), the Company shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

9.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Company shall give written notice to the shareholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Company pursuant to the terms of this Section 9 (the “Purchase Notice”). Purchases pursuant to this Section 9 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling shareholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Company’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling shareholder of a share certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed share powers.

9.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the shareholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Company to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the Participant or transferee than those specified in the Option Notice, and (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the shareholder shall again offer such Shares to the Company pursuant to the terms of this Section 9 prior to any sale or transfer to the same or any other person.

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9.5 Assignment. Notwithstanding anything to the contrary, the Company may assign any or all of its rights under this Section 9 to one or more shareholders of the Company.

9.6 Termination of Right of First Refusal. The Company’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

10.	No Shareholder Rights Following Exercise of a Call or Repurchase.

If the Participant (or any permitted transferee) holds Shares as to which the Call Right or the Right of First Refusal has been exercised (in connection with the termination of the Participant’s employment or otherwise), the Participant shall be entitled to the value of such shares in accordance with the provisions of Section 8 or 9, as applicable, but (unless otherwise required by law) shall no longer be entitled to participation in the Company or other rights as a shareholder with respect to the shares subject to the call or repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Call Right or Right of First Refusal shall, with respect to the call or repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Company to receive payment of the amount specified in Section 8 or 9, as applicable.

11.	Notices.

Any notice to be given under the terms of this Option Agreement or any Exercise Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Company’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five (5) business days after the date mailed in accordance with the foregoing provisions of this Section 11.

12.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant agrees to be bound by the terms of the Plan and of this Option Agreement (including the Terms). The Participant acknowledges having read and understood the Plan, the Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

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13.	Entire Agreement.

This Option Agreement (including these Terms and together with the forms of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreements may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Exercise Agreements in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Company or any of its Affiliates, or otherwise) to receive (1) options or share awards with respect to the securities of the Company or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Company or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Company or any of its Affiliates. The foregoing notwithstanding, this Section 14 shall not adversely affect the Participant’s rights under any prior option or share award agreement under the Plan (provided such agreement is expressly labeled as an option or share award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Company.

15.	Governing Law; Limited Rights; Severability.

15.1. Cayman Islands Law; Construction. This Option Agreement and the Exercise Agreements shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreements shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

15.2. Limited Rights. The Participant has no rights as a shareholder of the Company with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Company as set forth in Section 7.15 of the Plan.

15.3. Arbitration.

(a) Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of

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either party with written notice to the other (the “Notice”). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

(b) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 15.3, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 15.3 shall prevail.

(c) The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the Cayman Islands and shall not apply any other substantive law.

(d) Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(e) The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

(f) When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

(g) The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

15.4. Severability. If the arbitrator selected in accordance with Section 15.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the applicable Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the applicable Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the applicable Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the applicable Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

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15.5. Shareholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Company’s shareholders (such approval to be obtained in accordance with the terms of the Plan, the Company’s Memorandum and Articles of Association, and applicable law) within twelve (12) months after the Effective Date of the Plan.

15.6. PRC Law; Foreign Exchange and Tax Compliance. Notwithstanding anything to the contrary in this Option Agreement, with respect to any Participant who is a PRC citizen, resides or resided in China at any time since January 1, 2004, or otherwise, as the Administrator in its sole discretion may determine, may be deemed as a “domestic resident” as defined in the Circular No. 75 (and/or such successor Circular, the “SAFE Circular”) issued by the State Administration of Foreign Exchange of the PRC issued on October 21, 2005 (a “PRC Participant”), the Option shall become exercisable only upon the written confirmation from the PRC Participant, or counsel to the Company, in form and substance reasonably satisfactory to the Administrator that

(A) (a) such PRC Participant is not subject to the registration or other compliance requirement of the SAFE Circular or (b) such PRC Participant (i) is subject is subject to such registration and compliance requirement of the SAFE Circular and (ii) has complied with such registration requirement of the SAFE Circular; and

(B) the exercise of the Option by the PRC Participant will not violate any applicable laws or regulations of the PRC and will not subject the Participant or the Company to any filing or registration with, or obtain any approval or permit from, any PRC governmental or regulatory authorities (“PRC Compliance”) which, as the Administrator may determine in its sole discretion, would be unreasonably burdensome on the Company or is likely to have a material adverse effect on the Company’s business, operations or prospects.

The PRC Participant shall have executed a Power of Attorney in the form provided by the Company authorizing the Company (or any representative designated by the Company) to take such actions and execute such instruments on behalf of such PRC Participant in the event where such PRC Compliance is required but is determined by the Administrator as acceptable to the Company, and the PRC Participant agrees to take any additional actions and execute any additional instruments as may be requested by the Company to ensure such compliance.

In addition, notwithstanding anything else contained herein to the contrary, the Administrator may, at its discretion, limit the method of Option exercise to a cashless method for PRC Participants for purpose of such PRC Compliance. Such discretion includes and is not limited to the required exchange of proceeds by the Administrator into Renminbi for transmittal to such PRC Participants, deductions for fees associated with the exchange, and deductions for PRC taxes, as may be necessary to comply with applicable PRC foreign exchange and tax regulations.

(Remainder of Page Intentionally Left Blank)

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MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

OPTION AGREEMENT

THIS OPTION AGREEMENT (this “Option Agreement”), dated             , by and between Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), and              (the “Participant”) evidences the option (the “Option”) granted by the Company to the Participant as to the number of the Company’s Ordinary Shares, par value US$0.005 per share, first set forth below.

Number of Ordinary Shares:[1]	_____________	Award Date:

Exercise Price per Share:[1]	U.S. $	Expiration Date:1,[2]

Vesting Commencement Date:	____________

Type of Option (check one):	Nonqualified Option	[ ]

	Incentive Stock Option	[ ]

Vesting1,2 The Option shall become vested as to 25% of the total number of Ordinary Shares subject to the Option on the first anniversary of the Vesting Commencement Date. The remaining 75% of the total number of Ordinary Shares subject to the Option shall vest in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month following the month in which the first anniversary of the Vesting Commencement Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the Montage Technology Group Limited 2006 Share Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Option Questions & Answers for the Plan, specifically acknowledges and agrees to Section 14 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“PARTICIPANT”	MONTAGE TECHNOLOGY GROUP
LIMITED,
Signature	an exempted company organized under the
Companies Law (2004 Revision) of the
Print Name	Cayman Islands

By:
Address
Its:
City, State, Zip Code

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.7 or 7.3 of the Plan.

CONSENT OF SPOUSE

In consideration of the Company’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

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TERMS AND CONDITIONS OF OPTION

1.	Vesting; Limits on Exercise.

Subject to other provisions of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•

Restricted Shares. If the Participant elects to exercise all or any portion of the Option before it has fully vested, the Ordinary Shares acquired upon exercise of the Option which are attributable to the unvested portion of the Option shall be Restricted Shares (as such term is defined in the Plan). Such Restricted Shares shall continue to vest in accordance with the vesting schedule set forth on the cover page of this Option Agreement.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 Ordinary Shares (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds U.S. $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Company or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company or any Affiliate, interferes in any way with the right of the Company or any Affiliate at any time to terminate such employment or service, or affects the right of the Company or any Affiliate to increase or decrease the Participant’s other compensation.

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3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Company (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Option Exercise and Ordinary Share Purchase Agreement (stating the number of Ordinary Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Company, or by certified or cashier’s check payable to the order of the Company subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6.1 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Company of:

•

Ordinary Shares already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Company (upon exercise of an option or otherwise) must have been owned by the Participant for at least six (6) months before the date of such exercise; and/or

•

if the Ordinary Shares are then registered under the Exchange Act or a similar statute in a jurisdiction other than the United States and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Ordinary Shares acquired upon exercise of the Option and deliver to the Company the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6.2 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

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The Participant (and his/her spouse, if any) hereby acknowledges and confirms that the delivery to the Company of a duly signed Power of Attorney for use in connection with the foreign exchange registration for overseas investment by natural persons of the People’s Republic of China (the “PRC”) in substantially the form provided by the Company is a condition to the Participant’s receiving the Shares upon the exercise of the applicable installment of the Option and the rights and benefits under this Option Agreement, and the Participant undertakes to take, or cause to be taken, such other actions as reasonably requested by the Company in order to complete such foreign exchange registration.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.7 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Option.

5.	Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any Ordinary Shares issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to call, rights of first refusal and other rights in favor of the Company as set forth herein and in the Exercise Agreement.

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6.	Securities Law Compliance.

The Participant acknowledges that the Option and the Ordinary Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Company and acknowledges that the Company’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the Ordinary Shares solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Option and the restrictions imposed on any Ordinary Shares purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase Ordinary Shares. However, in evaluating the merits and risks of an investment in the Ordinary Shares, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Ordinary Shares to an amount in excess of the Exercise Price, and that any investment in ordinary shares of a closely held entity such as the Company is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that any Ordinary Shares acquired on exercise of the Option will be characterized as “restricted securities” under the U.S. federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the Exercise Agreement, which are imposed on the Option and any Ordinary Shares which may be acquired upon exercise of the Option.

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•

At no time was an oral representation made to the Participant relating to the Option or the purchase of Ordinary Shares and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Ordinary Shares.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the Ordinary Shares acquired upon exercise of the Option (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Company’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Company’s transfer agent against the Transfer of the Company’s securities beneficially owned by the Participant and shall conform the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Ordinary Shares with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Limited Call Right; Mandatory Sale; Transfer Restrictions.

8.1 Company’s Call Right. The Company shall have the right (but not the obligation), subject to the terms and conditions of this Section 8, to repurchase in one or more transactions in connection with the Participant’s termination of employment or services to the Company or any of its Affiliates, and the Participant (or any permitted transferee) shall be obligated to sell any of the Shares acquired upon exercise of the Option at the Repurchase Price (as defined below) (the “Call Right”). To exercise the Call Right, the Company must give written notice thereof to the Participant (the “Call Notice”). The Call Notice is irrevocable by the Company and must (a) be in writing and signed by an authorized officer of the Company, (b) set forth the Company’s intent to exercise the Call Right and contain the total number of Shares to be sold to the Company pursuant to the Call Right, (c) be mailed or delivered in accordance with Section 11, and (d) be so mailed or delivered during the Notice Period (determined in accordance with the following sentence). The “Notice Period” shall:

(a)	commence on the Participant’s Severance Date (determined in accordance with the Plan); and

(b)	terminate on the date that is ninety (90) days after the Participant’s Severance Date.

The Call Right shall apply only to Shares owned by the Participant for at least six (6) months after the date the Shares were acquired on exercise of the Option or such other period, if any, as the Administrator prescribes based on accounting or other applicable rules then in effect (unless an earlier date is required in order for the Call Right to be validly exercised under applicable law), whether or not the purchase price is still owing under any note used to finance the purchase.

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8.2 Repurchase Price. The price per Share to be paid by the Company upon settlement of the Company’s Call Right (the “Repurchase Price”) shall equal (i) in the event of the repurchase of Restricted Shares, the lesser of (a) the price paid by the Participant to exercise the option and acquire such Share or (b) the Fair Market Value of a Share determined as of the date of the Call Notice, or (ii) in the event of the repurchase of Shares other than Restricted Shares, the Fair Market Value of a Share determined as of the date of the Call Notice.

8.3 Closing. The closing of any repurchase under this Section 8 shall be at a date to be specified by the Company, such date to be no later than thirty (30) days after the date of the Call Notice. The purchase price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness against surrender by the Participant of a share certificate evidencing the Shares with duly endorsed share powers. No adjustments (other than pursuant to Section 8.3.1 of the Plan) shall be made to the purchase price for fluctuations in the fair market value of the Ordinary Shares after the date of the Call Notice.

8.4 Termination of Call Right. The Company’s Call Right shall terminate to the extent that it is not exercised prior to the Public Offering Date.

8.5 Assignment. Notwithstanding anything to the contrary, the Company may assign any or all of its rights under this Section 8 to one or more shareholders of the Company.

9.	Right of First Refusal.

The Company shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

9.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Company, mailed or delivered in accordance with the provisions of Section 11, of his or her intention to sell or transfer such Shares (the “Option Notice”).

The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Company shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Company determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Company’s best judgment and such determination shall be mailed or delivered to the selling or transferring shareholder (the “Company’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring shareholder disagree with the Company’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Company pursuant to the Option Notice

6

(such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 11). If the shareholder again proposes to sell or transfer the Shares, the shareholder shall again offer such Shares to the Company pursuant to the terms of this Section 9 prior to any sale or transfer.

9.2 Option to Purchase. Subject to the selling shareholder’s Retraction Right, during the sixty (60)-day period commencing upon receipt of the Option Notice by the Company (the “Option Period”), the Company shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

9.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Company shall give written notice to the shareholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Company pursuant to the terms of this Section 9 (the “Purchase Notice”). Purchases pursuant to this Section 9 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling shareholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Company’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling shareholder of a share certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed share powers.

9.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the shareholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Company to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the Participant or transferee than those specified in the Option Notice and (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the shareholder shall again offer such Shares to the Company pursuant to the terms of this Section 9 prior to any sale or transfer to the same or any other person.

9.5 Assignment. Notwithstanding anything to the contrary, the Company may assign any or all of its rights under this Section 9 to one or more shareholders of the Company.

9.6 Termination of Right of First Refusal. The Company’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

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10.	No Shareholder Rights Following Exercise of a Call or Repurchase.

If the Participant (or any permitted transferee) holds Shares as to which the Call Right or the Right of First Refusal has been exercised (in connection with the termination of the Participant’s employment or otherwise), the Participant shall be entitled to the value of such shares in accordance with the provisions of Section 8 or 9, as applicable, but (unless otherwise required by law) shall no longer be entitled to participation in the Company or other rights as a shareholder with respect to the shares subject to the call or repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Call Right or Right of First Refusal shall, with respect to the call or repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Company to receive payment of the amount specified in Section 8 or 9, as applicable.

11.	Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Company’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five (5) business days after the date mailed in accordance with the foregoing provisions of this Section 11.

12.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Participant acknowledges having read and understood the Plan, the Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

13.	Entire Agreement.

This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by

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the Company. The Company may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting or other written or oral agreement with the Company or any of its Affiliates, or otherwise) to receive (1) options or share awards with respect to the securities of the Company or any of its Affiliates and/or (2) any other equity or derivative security in or with respect to the Company or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Company or any of its Affiliates. The foregoing notwithstanding, this Section 14 shall not adversely affect the Participant’s rights under any prior option or share award agreement under the Plan (provided such agreement is expressly labeled as an option or share award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Company.

15.	Governing Law; Limited Rights; Severability.

15.1. Cayman Islands Law; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

15.2. Limited Rights. The Participant has no rights as a shareholder of the Company with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Company as set forth in Section 7.15 of the Plan.

15.3. Arbitration.

(a) Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of either party with written notice to the other (the “Notice”). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

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(b) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 15.3, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 15.3 shall prevail.

(c) The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the Cayman Islands and shall not apply any other substantive law.

(d) Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(e) The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

(f) When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

(g) The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

15.4. Severability. If the arbitrator selected in accordance with Section 15.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

15.5. Shareholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Company’s shareholders (such approval to be obtained in accordance with the terms of the Plan, the Company’s Memorandum and Articles of Association and applicable law) within twelve (12) months after the Effective Date of the Plan.

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15.6. PRC Law; Foreign Exchange and Tax Compliance. Notwithstanding anything to the contrary in this Option Agreement, with respect to any Participant who is a PRC citizen, resides or resided in China at any time since January 1, 2004, or otherwise, as the Administrator in its sole discretion may determine, may be deemed as a “domestic resident” as defined in the Circular No. 75 (and/or such successor Circular, the “SAFE Circular”) issued by the State Administration of Foreign Exchange of the PRC issued on October 21, 2005 (a “PRC Participant”), the Option shall become exercisable only upon the written confirmation from the PRC Participant, or counsel to the Company, in form and substance reasonably satisfactory to the Administrator that

(A) (a) such PRC Participant is not subject to the registration or other compliance requirement of the SAFE Circular or (b) such PRC Participant (i) is subject is subject to such registration and compliance requirement of the SAFE Circular and (ii) has complied with such registration requirement of the SAFE Circular; and

(B) the exercise of the Option by the PRC Participant will not violate any applicable laws or regulations of the PRC and will not subject the Participant or the Company to any filing or registration with, or obtain any approval or permit from, any PRC governmental or regulatory authorities (“PRC Compliance”) which, as the Administrator may determine in its sole discretion, would be unreasonably burdensome on the Company or is likely to have a material adverse effect on the Company’s business, operations or prospects.

The PRC Participant shall have executed a Power of Attorney in the form provided by the Company authorizing the Company (or any representative designated by the Company) to take such actions and execute such instruments on behalf of such PRC Participant in the event where such PRC Compliance is required but is determined by the Administrator as acceptable to the Company, and the PRC Participant agrees to take any additional actions and execute any additional instruments as may be requested by the Company to ensure such compliance.

In addition, notwithstanding anything else contained herein to the contrary, the Administrator may, at its discretion, limit the method of Option exercise to a cashless method for PRC Participants for purpose of such PRC Compliance. Such discretion includes and is not limited to the required exchange of proceeds by the Administrator into Renminbi for transmittal to such PRC Participants, deductions for fees associated with the exchange, and deductions for PRC taxes, as may be necessary to comply with applicable PRC foreign exchange and tax regulations.

(Remainder of Page Intentionally Left Blank)

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EXHIBIT A

MONTAGE TECHNOLOGY GROUP LIMITED

2006 SHARE INCENTIVE PLAN

OPTION EXERCISE AND ORDINARY SHARE PURCHASE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Option Agreement, dated as of              (the “Option Agreement”), under the Montage Technology Group Limited 2006 Share Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase              Ordinary Shares, par value U.S. $0.005 per share (the “Shares”), of Montage Technology Group Limited, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), and

•	such purchase shall be at the price of U.S. $ per share, for an aggregate amount of U.S. $ (subject to applicable withholding taxes pursuant to Section 7.6.1 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                                                                                                                                                                                             .

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment and can afford a complete loss of the purchase price for the Shares.

The Purchaser acknowledges receipt of the Company’s condensed consolidated financial information.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan and (b) that the Company has no obligation to register the Shares or file any registration statement under applicable securities laws.

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3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the Company’s call right and right of first refusal set forth in Sections 8 and 9 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3 and the arbitration provisions of Section 15.3 of the Terms; and

•

as a condition to any otherwise permitted transfer of the Shares, the Company may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Ordinary Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Ordinary Share Purchase Agreement shall be submitted to arbitration in accordance with Section 15.3 of the Terms, and Cayman Islands law shall apply as provided in Section 15.1 of the Terms.

5. Entire Agreement. This Option Exercise and Ordinary Share Purchase Agreement, the Option Agreement (including the Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Ordinary Share Purchase Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one (1) year of the date that they are acquired by the Purchaser or two (2) years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

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“PURCHASER”	ACCEPTED BY: MONTAGE TECHNOLOGY GROUP LIMITED, an exempted company organized under the Companies Law (2004 Revision) of the Cayman Islands

Signature

Print Name

By:
Date	Its:
(To be completed by the Company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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